                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of July 28, 2000 by and among (i) BioSphere Medical, Inc., a Delaware corporation (the "Company"), (ii) each person listed on Exhibit A attached hereto (collectively, the "Initial Investors" and each individually, an "Initial Investor"), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 12 hereof (collectively, the "Investor Permitted Transferees" and each individually an "Investor Permitted Transferee").

         WHEREAS, the Company has agreed to issue and sell to the Initial Investors, and the Initial Investors have agreed to purchase from the Company, 1,154,900 shares (the "Purchased Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"), all upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, between the Company and the Initial Investors (the "Stock Purchase Agreement"); and

         WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Initial Investors to execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as
         -----------
described below:

         "Board" shall mean the board of directors of the Company.

         "Closing" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

         "Investors" shall mean, collectively, the Initial Investors and the Investor Permitted Transferees; provided, however, that the term "Investors" shall not include any of the Initial Investors or any of the Investor Permitted Transferees that ceases to own or hold any Purchased Shares.

         "Majority Holders" shall mean, at the relevant time of reference thereto, those Investors holding and/or having the right to acquire, as the case may be, more than fifty percent (50%) of the Registrable Shares held by all of the Investors.

         "Qualifying Holder" shall have the meaning ascribed thereto in Section 12 hereof.

         "Registrable Shares" shall mean the Purchased Shares and any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, provided, however, such term shall not, after the Mandatory Registration Termination Date, apply to any such Shares.

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

2. EFFECTIVENESS; TERMINATION. This Agreement shall become effective and legally binding only if the Closing occurs.
         --------------------------

3.       MANDATORY REGISTRATION.
         ----------------------

(a) The Company will prepare and file with the SEC within thirty (30) days of the date hereof a registration statement on Form S-3 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "Registration Statement"). The Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use its best efforts to cause the Registration Statement to become effective as soon as practicable within 120 days of the date hereof. The Company shall be required to keep the Registration Statement effective until such date that is the earliest of (i) the date when all of the Registrable Shares registered thereunder shall have been sold by the Initial Investors and the Investor Permitted Transferees, or (ii) the second anniversary of the Closing or
(iii) such time as all of the Registrable Shares registered thereunder can be sold within any given three-month period without regard to the trading volume of the Common Stock pursuant to Rule 144, subject to extension as set forth below (such earliest date is referred to herein as the "Mandatory Registration Termination Date"). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement (or any prospectus relating thereto). In the event the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) is delayed or suspended pursuant to Sections 4(c) or 11 hereof, the Company shall be required to extend the Mandatory Registration Termination Date beyond the second anniversary of the Closing by the same number of days as such delay or Suspension Period (as defined in Section 11 hereof).

(b) The offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

4. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under
Section 3 hereof to file the Registration Statement with the SEC and to use its best efforts to cause the Registration Statement to become effective as soon as practicable, the Company shall, as expeditiously as reasonably possible:

(a) At all times from and after the effective date of the Registration Statement until the Mandatory Registration Termination Date (such period, the
"Registration Period"), prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement and to use its reasonable best efforts to take all other actions as may be necessary to ensure to the holders of Registrable Shares the ability to effect the public resale of their Registrable Shares continuously throughout the Registration Period;

(b) Furnish to the selling Investors without charge such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a) above) as the selling Investors may reasonably request in order to facilitate the disposition of such selling Investors' Registrable Shares;

(c) Notify the selling Investors promptly, (i) at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus  included in or relating to the  Registration  Statement  contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each selling Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the selling Investors will not offer or sell Registrable Shares until the Company has notified the selling Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 4(c) and deliver copies of same as above provided in Section 4(b) hereof); (ii) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (iii) of the issuance by the SEC of any stop order or other order suspending the effectiveness of the Registration Statement, or any order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or "blue sky" laws. If at any time the Company shall receive any such stop order suspending the effectiveness of the Registration Statement, or any such order from a state securities commission or other regulatory authority, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(d) Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company or as may be reasonably requested by the selling Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and

(e) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC;

(f) use its reasonable best efforts to cause all Registrable Shares to be listed on each securities exchange or market, if any, on which the Common Stock or other equity securities issued by the Company are then listed; and

(g) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Shares contemplated hereby.

5. LIMITATION ON PUBLIC OFFERINGS. The Company agrees that until the date on which the Registration Statement has been declared effective by the SEC, the Company will not file a registration statement for the purpose of registering for sale to the public shares of its Common Stock (other than a registration statement on Form S-4 or S-8 or their respective successors, or any other form of registration statement for a similar limited purpose, or any other registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation). Other than with respect to the securities being registered pursuant to the Stock and Warrant Purchase Agreements, by and between the Company and certain investors, dated February 4, 2000 among the Company and certain investors, the Company shall not, and will not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under this Agreement without the consent of the Majority Holders.

6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Investors shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

7. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, and fees and disbursements of counsel for the Company and all other internal expenses of the Company, shall be borne by the Company.

8.       DELAY OF REGISTRATION.  Neither the Company nor the Investors shall take any action to enjoin or otherwise delay any

registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

9.       INDEMNIFICATION.
         ---------------

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, any broker/dealer acting on behalf of any selling
Investors and each officer and director of such selling Investor, such broker/dealer and each person, if any, who controls such selling Investor or broker/dealer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such selling Investor, such broker/dealer or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary, prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by the selling Investors or controlling person with respect to them.

(b) To the extent permitted by law, each selling Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, or any broker/dealer acting on behalf of the Company or any selling Investors, and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or broker/dealer or such other selling Investor may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any such preliminary prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, undertaker, broker/dealer or other selling Investor in connection with investigating or defending any such loss, claim damage, liability or action, provided, however, that the aggregate liability of each selling Investor hereunder (together with any liability for contribution under Section 9(e)) shall be limited to the proceeds (net of underwriting discounts, fees, commissions and any other expenses payable by such selling Investor) received by such selling Investor from the sale of Registrable Shares covered by the Registration Statement, and provided, further, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 9, notify the indemnified party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense (unless the indemnifying party and indemnified party shall have mutually agreed to the retention of such counsel or the named parties in any such proceeding include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them), provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of its participation on such defense. The failure to notify an indemnifying party promptly of the commencement of any such action will not relieve it from any liability which it may have to any indemnified party under this Section 9 (except to the extent that such failure materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 9.

(d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

(e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Investor shall be required to contribute any amount in excess of the proceeds (net of underwriting discounts, fees, commissions and any other expenses payable by such selling Investor) received by such selling Investor from the sale of Registrable Shares covered by the Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Registrable Shares to which such loss relates and not joint.

10. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Purchased Shares to the public without registration, the Company agrees to use reasonable best efforts:
(i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Purchased Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Purchased Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

11. DEFERRAL. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Investors a certificate signed by the President of the Company stating that the Board of Directors of the Company has made the good faith determination, based on advice of counsel, (i) that continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the
Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 60 days for any single suspension event after delivery by the Company of the certificate referred to above in this
Section 11; provided, however that the Company shall not utilize this right more than twice in any 12-month period and not sooner than 30 days after the end of the prior Suspension Period; and provided, further that the right of selling Investors shall not be suspended for more than an aggregate of 90 days in any 12-month period. During the Suspension Period, none of the Investors shall offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto).

12. TRANSFER OF REGISTRATION RIGHTS. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an instrument of adherence in the form prescribed by the Company. For purposes of this Section 12, the term "Qualifying Holder" shall mean, with respect to any Investor, (i) any partner thereof, (ii) any affiliate of such Investor or a partner of an affiliate or any corporation, partnership, limited liability company or other entity or person controlling, controlled by, or under common control with, such Investor or any partner thereof, or (iii) any other direct transferee from such Investor of at least 25% of those Registrable Shares held or that may be acquired by such Investor. None of the rights of any Investor under this Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act.

13.      ENTIRE AGREEMENT.  This Agreement constitutes and contains the entire
         ----------------   agreement and understanding of the parties with

respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

14.      MISCELLANEOUS.
         -------------

(a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company; provided that no such amendment, modification, termination or waiver shall affect any Investor or group of Investors differently from all Investors, except with the written consent of such Investor or group of Investors.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 12 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Purchased Shares, provided that the terms and conditions of Section 12 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate.

(c) (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or fax or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

(ii)  All correspondence to the Company shall be addressed as follows:
      ----------------------------------------------------------------

                           BioSphere Medical, Inc.
                           1050 Hingham Street
                           Rockland, MA 02370
                           Attention:  President
                           Fax:  781-681-5093

                           with a copy to:
                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA 02109
                           Attention:  John H. Chory, Esq.
                           Fax: 617-526-5000

(iii) All correspondence to any Investor shall be sent to such Investor at the address set forth in Exhibit A.

                           with a copy to:
                           Morrison & Foerster
                           1290 Avenue of the Americas
                           New York, New York  10104-0012
                           Attention:  Jeff Marcus, Esq.
                           Fax:  212-468-7900

(d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

(e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

(f) This Agreement may be executed in a number of counterparts, an of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

15. ADDITIONAL INVESTORS. The parties agree and acknowledge that the Company may, in its sole discretion and without obtaining the consent of any Initial Investor, issue and sell additional shares of its Common Stock to one or more additional purchasers pursuant to the Stock Purchase Agreement and that in such event, such additional purchasers will become parties to this Agreement by signing a signature page hereto. Upon execution of such signature page, such parties shall be deemed "Initial Investors" and "Investors" hereunder and shall be deemed to be added to EXHIBIT A hereto, and the shares of Common Stock so purchased shall be deemed to be "Purchased Shares" and "Registrable Shares" hereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.


                                                     BIOSPHERE MEDICAL, INC.

                                                     By:      /S/John Carnuccio
                                                              ------------------
                                                     Name:    John Carnuccio
                                                     Title:   President

                            PURCHASER SIGNATURE PAGE

     The undersigned Purchaser hereby executes the Registration Rights Agreement with BioSphere Medical, Inc. and hereby authorizes this signature page to be attached to a counterpart of such documents executed by a duly authorized officer of BioSphere Medical, Inc.




                                                Name of Purchaser - PLEASE
                                                PRINT OR TYPE

                                                [SIGN HERE]:

                                                 By:  /S/
                                                    ----------------------------

                                                 Title:
                                                       -------------------------

                                                 Address:
                                                         -----------------------

                                                                     Exhibit A

                      Schedule of Investors - First Closing

                                           Number of Shares
Name and Address of Purchaser                  Purchased
-------------------------------------     -----------------
Pequod Investments, L.P.
450 Park Avenue, 28th Floor
New York, NY 10022 TIN: 13-3746010                49,800

Pequod International, LTD
450 Park Avenue, 28th Floor
New York, NY 10022 TIN: 13-3746010                20,100

Richter Investment Corp.
450 Park Avenue
New York, NY 10022 TIN: 13-3514730                 5,000

Domain Public Equity Partners L.P.
One Palmer Square, Suite 515
Princeton, NJ 08542 TIN: 22-3714573               80,000

United Capital Management, Inc.
410 17th Street, # 1705
Denver, CO 80202 TIN: 84-1441847                 181,818

Rudman Partners, L.P.
540 Madison Avenue
New York, NY 10022 TIN: 13-3367586                90,909

Summer Hill Partners L.P.
6800 Cintas Blvd.
Mason, OH 45040 TIN: 31-1196101                   45,455

Sepracor Inc.
111 Locke Drive
Marlborough, MA 01752
TIN:  222536587                                  454,545

Pharma w/Health
c/o Merlin BioMed Group
230 Park Avenue, Suite 928
New York, NY 10169
TIN:  None                                       136,363

Castle Creek Healthcare Partners LLC
c/o Castle Creek Partners LLC
77 West Wacker Drive, Suite 4040
Chicago, IL 60601
TIN:  52-2137654                                  72,728

CCL Fund LLC
c/o Castle Creek Life Science
Partners LLC
77 West Wacker Drive, Suite 4040
Chicago, IL 60601
TIN:  36-4334064                                  18,182

                                          -----------------
TOTALS:                                        1,154,900
                                          =================

                   Schedule of Investors - Additional Closing

                                           Number of Shares
Name and Address of Purchaser                  Purchased
-------------------------------------     -----------------

Teton Partners
c/o Noble Partners, L.P.
101 Federal Street
Boston, MA 02110 TIN: 04-3116395                  50,000

Jane Macrae
c/o Roger Amonica
Morgan Stanley Dean Witter
Four Headquarters Plaza
North Tower, 10th Floor
P.O. Box 1903
Morristown, NJ 07962
TIN:  59-6802915                                  10,000

                                          -----------------
TOTALS:                                           60,000
                                          =================